SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K


                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                         July 11, 2000


                AMERICAN BIOGENETIC SCIENCES, INC.
     (Exact Name Of Registrant As Specified In Its Charter)


                             Delaware
         (State or Other Jurisdiction of Incorporation)


           0-19041				11-2655906
     (Commission File Number)     (I.R.S. Employer Identification No.)


  1375 Akron Street, Copiague, New York          	11726
     (Address of Principal Executive Offices)	      (Zip Code)


                          (631)789-2600
      (Registrant's Telephone Number, Including Area Code)


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  Item 5.Other Events.

     On July 11, 2000, American Biogenetic Sciences, Inc. ("ABS") announced that it has received notice that the NASDAQ Listing and Hearing Review Council had reversed the January 7, 2000 decision of the NASDAQ Listing Qualification Panel and, based upon events occurring after the Panel decision, determined that ABS should be afforded listing on the NASDAQ SmallCap Market.

     The NASDAQ SmallCap Market listing took effect on July 11,
2000.  ABS will continue to trade under the symbol "MABA."


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                                SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              AMERICAN BIOGENETIC SCIENCES, INC.


Dated:  July 27, 2000         By:  /S/ Josef C. Schoell
                                   Josef C. Schoell,
                                   Vice President - Finance and
                                   Chief Financial Officer